Derivative Instruments	12 Months Ended
Dec. 31, 2013
Derivative Instruments
Derivative Instruments

13. Derivative Instruments

        The Company's outstanding Senior Secured Credit Facility balances bear interest at variable rates, which, if left unmanaged, could expose the Company to potentially adverse changes in interest rates. The Company has historically entered into various interest rate swaps that effectively convert the variable interest rate component (excluding margin) to a fixed rate (excluding margin) on the required portion of the Company's outstanding debt. As of December 31, 2013, WOW has an interest rate swap covering $190.0 million of notational debt with a pay fixed rate of 3.62% and a receive rate of the greater of the three month LIBOR or 1.00%. The interest rate swap effectively fixes the notational amount of the floating rate debt at 2.62%. The interest rate swap expires in July 2016.

        In January and April of 2013, WOW entered into three interest rate cap transactions with three financial institutions. The aggregate notional amount of debt covered by the caps is $278.0 million. Two of the caps have a strike price rate of 1.25% based on LIBOR and expire in January of 2015. The third cap has a strike price rate of 1.0% based on LIBOR and expires in January 2015. The Company paid an aggregate of $0.2 million for these interest rate caps. The Company adjusts its interest rate swaps and caps to estimated fair value at the end of each reporting period with the related change in fair value recorded in realized and unrealized gain (loss) on derivative instruments.